Integrity & Trust | Performance Excellence | Inclusion & Diversity | Agility Investor Presentation August, 2016 Zachary Parker | President & Chief Executive Officer Kathryn JohnBull | Chief Financial Officer

2 Forward Looking Statement © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management "believes", "expects", "anticipates", "plans", “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH`s actual results to differ materially from those indicated by the forward-looking statements. For a discussion of such risks and uncertainties, see “Risk Factors” in the company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2015. In light of the risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. The forward-looking statements contained in this presentation are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating any forward-looking statements. This presentation contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results, and providing meaningful period-to-period comparisons. These measures should be used in conjunction with, rather than instead of, their comparable GAAP measures. A reconciliation of non- GAAP measures to the comparable GAAP measures presented in this document is contained at the end of this presentation and in the Company’s most quarterly earnings press releases for the relevant periods indicated in this presentation.

3 Investor Highlights © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 • “Pure Play” government services provider • Leading position in growing healthcare markets, with long-term contracts at attractive federal agencies – VA, DoD, HHS, CDC • Completed transformational acquisition of Danya – Brings leading contract vehicles, strong margins – Increases Company revenue base by 50% and aligns with core end markets • Strong cash flow and improving balance sheet • Disciplined management has overhauled company • Well positioned for higher growth and financial performance going forward

4© 2016 | DLH Proprietary | Investor Presentation August 10, 2016 Who We Are & What We Do Primary DLH Markets and Offerings Health Services for Active Duty Military and Veterans • Clinical device research and development • Medication Therapy Management (pharma) • Access to care (Behavioral and Medications) • Case management tools and services • Lifecycle management of medical devices • Analytics and decision support systems • Supply chain and inventory management Human Services & Solutions Public Health and Life Sciences

5© 2016 | DLH Proprietary | Investor Presentation August 10, 2016 (1) A reconciliation of third quarter fiscal 2016 Adjusted EBITDA, a non-GAAP measure, can be found at the end of this presentation. Historical information can be found in the quarterly and annual reports filed with the Securities and Exchange Commission, located on the Company website at www.dlhcorp.com/sec-filings.aspx. DLH Has Dramatically Changed in Six Years FY2010-2012: Changed Corporate Leadership FY2011: Long Range Strategic Plan (LRSP) Developed FY2012: Create Stability and Backlog FY2013: Project L.E.A.N. Cost Realignment FY2014-15: Financial Health and Business Development FY2016: Technology leverage and Acquisition of Danya

6 Transformative Acquisition: Danya – May 2016 © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 Highly complementary businesses with common core capabilities for complex, nationally dispersed programs, operational synergies, and new business opportunities Portfolio Diversification • Expands DLH’s market opportunity and diversifies its portfolio of healthcare and human services contracts and programs to four top federal agencies – Department of Veterans Affairs (“VA”) – Department of Health and Human Services (“HHS”) – Department of Defense (“DoD”) – Centers for Disease Control and Prevention (“CDC”) Deep Domain Expertise • Recognized professional subject matter experts and management teams tackling critical long-term national issues and trends in public health, healthcare delivery, systems migrations, and compliance monitoring Corporate Culture • Common set of values delivered to customers and throughout the workforce: – Integrity & Trust – Inclusion & Diversity

7 LTM Trading Performance Relative to Industry (1) © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 Government Services: SAIC, BAH, LDOS, CACI, MANT, KEYW, ICFI, EGL, VSEC, NCIT, VEC, CSRA Defense Primes: LMT, GD, RTN, BA., NOC, LLL (1) As of August 4, 2016 per S&P Capital IQ 50 70 90 110 130 150 170 190 210 230 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 In de xe d Pric e 82.8% 50 7 90 11 30 15 70 19 210 3 Mar-15 Apr-15 Jun-15 Jul-15 Sep-15 Oct-15 Dec-15 Jan-16 Mar-16 Indexed Price DLH Government Services Defense Primes Russell 2000

8 Danya’s Markets & Capabilities © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 • Danya’s flagship prime contract with HHS’ Office of Head Start (“OHS”) aligns with DLH’s capabilities and solutions that impact diverse communities and populations • DLH expects to integrate components of its capabilities to deliver tailored solutions for customers in health IT, pharmacy medication adherence & compliance, telehealth, and medical service delivery • With Danya, DLH will to continue to drive innovative solutions and ensure program success through strategy development and effective management Danya’s Capability-Driven Core Solutions Offerings Solutions Danya Monitoring Systems Information Networks eLearning Modules Message Development Reporting Dashboards Capabilities Monitoring and Evaluation Capacity Building Technology Solutions Communication Customers

9 DLH Broad Healthcare Delivery Solutions © 2016 | DLH Proprietary | Investor Presentation August 10, 2016

10 Breadth and Depth in Pharmacy © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 Coverage ranging from single clinic to operating in high-volume automated prescription production and distribution system environments. • Virtual / Tele-pharmacy services • Pharmacy systems automation (including robotics), implementation, and testing • Bio-hazards management; Med/Surg systems and equipment • Cold storage systems; Specialty-meds • Controlled substance management • Prescription servicing and Quality Assurance (out- patient and in-patient) • Medical warehouse supply chain management

11 Differentiation in Process & Technology © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 DLH delivers high-value performance in partnership with and in support of customers, teams, and end-users as measured by…. DLH’s ePRAT provides a web-based, open-architecture, secure system to manage expert delivery and resourcing of the “continuum of care requirements” for combatants, veterans, and retirees. Designed to meet HIPAA, CCAC, CARF, FISMA, NIST requirements DLH’s unique approach to integration of people, processes, and technology tools to measure, manage and optimize our performance at project or enterprise levels.

12 Federal Health Markets Attractive for Growth © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 National health spending expected to reach $5.63 trillion and comprise 20.1% of GDP by 2025 Federal portion expected to grow at a 4.9% CAGR, reaching $1.75 trillion by 2025

13 Buying Behavior: FY2015 HHS Spending © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 Source: Federal Procurement Data System, GovWin IQ

14© 2016 | DLH Proprietary | Investor Presentation August 10, 2016 Buying Behavior: FY2015 Contract Vehicle Source: Federal Procurement Data System, GovWin IQ

GROWTH GAMEPLAN

P=(SxE)TC
PERFORMANCE is a function of STRATEGY times EXECUTION as modified by TEAM CHEMISTRY

STRATEGIC MODEL

- Leverage outstanding performance track record that has resulted JD Power award for Veterans Affairs client to expand within the VA and adjacent federal health oriented markets (including DoD)
- Focus growth where government decision makers prioritize "best value" over "lowest and cheapest price"
- Shape new business pursuits around greater complexity work requirements which typically yield higher gross margins
- Use dramatically improved company financial health posture to add appropriately scaled acquisition to the DLH playbook

DLH PLAYBOOK

COLLABORATE

INNOVATE

WIN

POSITIONING KEYS

DRIVE PRFORMANCE EXCELLENCE	BUILD UPON CURRENT DIFFERENTIATORS	BUILD POWERHOUSE MARKETING POSITION	DEPLOY CAPITAL FOR GROWTH	NAVIGATE POLITICAL ENVIRONMENT ISSUES
Build upon current market leading customer satisfaction Instill continuous improvement culture throughout operations	Accelerate technology refresh cycle time Prioritize healthcare COTS solutions where feasible	Deliver strategically aligned and robust "Qualified NB Pipeline" Expand and align business development resources	Make acquisitions consistent with growth strategy Solidify financing capacity Ensure adequate and scaled "Deal Flow"	Increase connectivity to market "Shapers" Engage trade associations & capital market affiliations Align composition of board of directors to fit

Organic Growth ➡ Acquisitions ➡ Margin Expansion ➡ Shareholder Value

DLH

© 2016 | DLH Proprietary | Investor Presentation August 10, 2016 15

16 Recent Results – QTR Ended 6/30/16 © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 $0 $9 $18 $27 FY 15 Q3 FY16 Q3 $16.8 $25.0 Revenue + 49% $0 $2 $4 $6 FY15 Q3 FY16 Q3 $3.0 $5.5 Gross Margin + 80% $0.0 $0.8 $1.6 $2.4 FY15 Q3 FY16 Q3 $0.8 $1.7 Operating Income + 119% $0.0 $0.8 $1.6 $2.4 FY15 Q3 FY16 Q3 $0.8 $2.1 Adjusted EBITDA* + 153% * A reconciliation of Adjusted EBITDA, a non-GAAP measure, can be found at the end of this presentation. .

17 Liquidity – 6/30/2016 © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 $25.0M$2.8M $10.0M Gaining Strength Post Acquisition Cash on Hand Term LoanRevolving Credit Facility Paid off $5.0M Acq. Loan $0.8M loan balance tied to operational cash flow $24.7M Balance Plan to accelerate principal payments with cash from profitable operations

18 Investor Highlights © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 • “Pure Play” government services provider • Leading position in growing healthcare markets, with long-term contracts at attractive federal agencies – VA, DoD, HHS, CDC • Completed transformational acquisition of Danya – Brings leading contract vehicles, strong margins – Increases Company revenue base by 50% and aligns with core end markets • Strong cash flow and improving balance sheet • Disciplined management has overhauled company • Well positioned for higher growth and financial performance going forward

Integrity & Trust | Performance Excellence | Inclusion & Diversity | Agility Backup Slides 45

20 FY16 YTD Year over Year ― 9 months ended 6/30/16 © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 $0 $20 $40 $60 FY15-9mo. FY16-9mo. $48.4 $58.5 Revenue + 21% $0 $4 $8 $12 FY15-9mo. FY16-9mo. $8.3 $11.6 Gross Margin $ + 40% $0.0 $1.5 $3.0 $4.5 FY15-9mo. FY16-9mo. $1.5 $2.7 Operating Income + 78% $0.0 $1.5 $3.0 $4.5 FY15-9mo. FY16-9mo. $2.0 $3.6 Adjusted EBITDA* + 79% * A reconciliation of Adjusted EBITDA, a non-GAAP measure, can be found at the end of this presentation.

21 Cash Flows for Nine Months Ended 6/30/16 © 2016 | DLH | Confidential & Proprietary | FY16 Q3 Board of Directors Meeting | 11 August 2016 FY16 Beginning Cash $5,558 Cash generated from operating activities $3,380 Cash used in investing activities (32,278) Cash from financing activities 26,610 FY16 Ending Cash $2,820 (10/1/15) (6/30/16) $ in Thousands Financed Danya Acquisition on 5/3/16

22 F3Q16 Financials © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 (unaudited) (unaudited) Three Months Ended Nine Months Ended June 30, June 30, 2016 2015 2016 2015 Revenue $ 24,989 $ 16,781 $ 58,482 $ 48,357 Direct expenses 19,533 13,743 46,885 40,055 Gross margin 5,456 3,038 11,597 8,302 General and administrative expenses 3,374 2,270 8,402 6,719 Depreciation and amortization expense 414 5 456 45 Income from operations 1,668 763 2,739 1,538 Total other income (expense), net (374) (34) (1,076) (723) Income before income taxes 1,294 729 1,663 815 Income tax expense(benefit) 518 292 666 326 Net income $ 776 $ 437 $ 997 $ 489 Net income per share - basic $ 0.08 $ 0.05 $ 0.10 $ 0.05 Net income per share - diluted $ 0.07 $ 0.04 $ 0.09 $ 0.05 Weighted average common shares outstanding Basic 10,154 9,552 9,812 9,580 Diluted 11,311 9,956 10,855 9,990

23 F3Q16 Adjusted EBITDA Reconciliation(1) © 2016 | DLH Proprietary | Investor Presentation August 10, 2016 (1) For a further explanation of Adjusted EBITDA, a non-GAAP measure, please refer to the Company’s most recent quarterly and annual reports filed with the Securities and Exchange Commission, which can be found on the DLH website at: www.dlhcorp.com/news-releases.aspx and/or www.dlhcorp.com/sec-filings.aspx.

© 2016 | DLH | Proprietary24 Corporate Headquarters: 3565 Piedmont Rd NE Building 3, Suite 700 Atlanta, GA 30305 National Capital Region Office: 8737 Colesville Road Suite 1100 Silver Spring, MD 20910